                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                 ---------------


                                   FORM 8 - K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     AUGUST 31, 1999
                                                   -------------------

                           TAL WIRELESS NETWORKS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

DELAWARE                               0-26110                   13-3768554
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                IRS Employer
or incorporation)                    File Number)            Identification No.)

113 TYNAN WAY,  PORTOLA VALLEY, CA                               94028
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code            (650) 529-0730
                                                     ---------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership


         On October 6, 1997, the Registrant filed a voluntary petition for protection under Chapter 11 of the Federal Bankruptcy Laws in the United States Bankruptcy Court, Northern District of California, San Jose Division pursuant to which the Registrant's existing directors will continue in possession but subject to the supervision and orders of the Bankruptcy Court.

         The Company plans to liquidate assets and review the claims of its various creditors. It is unclear at this time whether there will be any funds available for distribution to shareholders. Once this information has been determined, the Company may file a Plan of Reorganization with the Bankruptcy Court.

Item 7. Financial Statements and Exhibits


Exhibit No.              Description
99.19                    Summary of Financial Status of the Registrant for the
                         month ended August 31, 1999, as filed with the United
                         States Bankruptcy Court, Northern District of
                         California, San Jose Division.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TAL WIRELESS NETWORKS, INC.
                                              ---------------------------------
                                                      (Registrant)



Date: September 20, 1999
                                              By: /s/Richard J. Redett
                                                  -----------------------------
                                                  Name: Richard J. Redett
                                                  Title: Director